EXHIBIT 99.1


WE CAN OFFER 105MM OF THE 2A1 CLASS FOR 9/30 SETTLE:
                                         NET
CLASS    TYPE     SIZE    CPN     MTR    MARG  WAL   OFFER
1A1      3/6 P-T  79      4.472   35     2.01  1.92  SOLD
2A1      5/6 P-T  105     4.448   59     2.08  2.54  N+172/ $100-20
3A1      5/6 P-T  182     4.977   59     2.09  2.54  SOLD

* 2A1 STRATS: *31% PREPAY*, 100% FULL DOC, 725 WA FICO, 71% WALTV

* WE CAN STRIP THE 2A1 CLASS DOWN TO PAR @ N+167

* ATTACHMENT: TERM SHEET/YIELD TABLE/COMPMATS

                                     $370MM
                                 (Approximate)

                  MASTR Adjustable Rate Mortgages Trust 2003-4
                                    (Issuer)

                Mortgage Asset Securitization Transactions, Inc.
                                  (Depositor)

                    UBS Warburg Real Estate Securities Inc.
                                  (Transferor)

                        Wells Fargo Bank Minnesota, N.A.
                               (Master Servicer)

               Mortgage Pass-Through Certificates, Series 2003-4

             Initial Certificate                                                                             Expected
              Principal Balance                                                                           Initial Rating
                or Notional        Initial Pass-                          Initial W.A.    Expected W.A.    of Offered
Class           Amount(1)(2)       Through Rate      Principal Types     Month to Reset   Reset Margin    Certificates
------------ ------------------- ---------------- -------------------- ----------------- --------------- ---------------
Offered Certificates
 Class 1-A-1   $  [79,000,000]     [4.4723]%(3)   Senior, Pass Through         35             2.01             AAA
 Class 2-A-1   $ [105,000,000]     [4.4478]%(4)   Senior, Pass-Through         59             2.08             AAA
 Class 3-A-1   $ [182,000,000]     [4.9766]%(5)   Senior, Pass-Through         59             2.09             AAA
 Class A-R     $          100      [4.4723]%(6)   Senior, Residual             NA              NA              AAA
 Class B-1     $  [11,600,000]     [4.7161]%(7)   Subordinate                  54             2.07              AA
 Class B-2     $   [3,700,000]     [4.7161]%(7)   Subordinate                  54             2.07              A
 Class B-3     $   [2,500,000]     [4.7161]%(7)   Subordinate                  54             2.07             BBB

Non-Offered Certificates
 Class B-4     $   [1,200,000]     [4.7161]%(7)   Subordinate                  54             2.07              BB
 Class B-5     $   [1,200,000]     [4.7161]%(7)   Subordinate                  54             2.07              B
 Class B-6     $   [1,200,000]     [4.7161]%(7)   Subordinate                  54             2.07              NR

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(4) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(6) The pass-through rate for the Class A-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(7) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the business day immediately prior to that distribution date) of the net mortgage rates on the loans in each loan group.

                                    SUMMARY

Relevant Parties

   Issuer.......................  MASTR Adjustable Rate Mortgages Trust 2003-4.
                                  The trust will be established under a pooling and servicing agreement among Mortgage Asset Securitization Transactions, Inc., as depositor, [JPMorgan Chase Bank], as trustee, and UBS Warburg Real Estate Securities Inc., as the transferor.

   Depositor....................  Mortgage Asset Securitization Transactions,
                                  Inc., a Delaware corporation. The depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000. See "The Depositor" in the prospectus.

   Master Servicer..............  Wells Fargo Bank Minnesota, N.A., a national banking association. The master servicer's principal office is located at 9062 Old Annapolis Road, Columbia, Maryland 21045. See "The Master Servicer and the Servicers--The Master Servicer" in the prospectus supplement.

   Transferor...................  UBS Warburg Real Estate Securities Inc. The
                                  transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

   Trustee......................  JPMorgan Chase Bank, a New York banking corporation. The trustee's principal office is 4 New York Plaza, 6th Floor, New York, New York 10004-2477. See "The Pooling and Servicing Agreement--The Trustee" in the prospectus supplement.


Relevant Dates

   Cut-Off Date.................  September 1, 2003.

   Closing Date.................  On or about September 29, 2003.

   Investor Settle Date.........  On or about September 30, 2003.

   Distribution Date............  The 25th day of each month or, if that day is not a business day, the next business day, beginning in October 2003.

   Servicer Remittance Date.....  For each servicer the 18th day (or, in the case of Washington Mutual Mortgage Securities Corp., the 24th day) of each month (or, if that day is not a business day, for Washington Mutual Mortgage Securities Corp., the immediately preceding business day, or for any other servicer, the immediately following business day).

   Interest Accrual Period......  For each class of certificates, the calendar month immediately prior to the month in which the relevant distribution date occurs.

Optional Termination............  The master servicer may, at its option, repurchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement..............  Credit enhancements may reduce the harm caused to holders of certificates by shortfalls in payments collected on the loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                                  Subordination. The group 1, group 2, and group 3 certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the mortgage loans, other than certain excess losses, prior to other classes of certificates.

Last Scheduled
Distribution Date...............  October 25, 2033

Collateral .....................  The Trust's main source of funds for making distributions on the certificates will be collections on three pools of closed-end, adjustablerate loans secured by first mortgages or deeds of trust on residential one-to four-family properties.

Tax Status .....................  Elections will be made to treat the assets of the trust as two separate real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A-R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-R certificates will be treated as the residual interests in each of the Upper-Tier REMIC and the Lower-Tier REMIC.

ERISA Considerations............  If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.

For purposes of preparing the tables below, the following assumptions have been made:

        (1) No delinquencies or losses occur and all scheduled principal payments are timely received on the due date of each month commencing in October 2003;

        (2) The scheduled payments have been calculated on the outstanding principal balance, prior to giving effect to prepayment, the mortgage interest rate, and the remaining amortization term to stated maturity;

        (3) The closing date for the offered certificates is September 30, 2003;

        (4) Each year will consist of twelve 30-day months;

        (5) Cash distributions are received by the holder of the offered certificates on the 25th day of each month, commencing in October 2003;

        (6) That (a) One-Year LIBOR remains constant at 1.35125%, (b) Six-Month LIBOR remains constant at 1.18% and (c) One-Year CMT remains constant at 1.33%.

                            Class 2-A-1 Yield Table

                              15 CPR         18 CPR         20 CPR         25 CPR         30 CPR         50 CPR         70 CPR
              100-12+          4.257          4.239          4.227          4.192          4.152          3.929          3.548
              100-13+          4.247          4.228          4.215          4.178          4.137          3.904          3.506
              100-14+          4.236          4.217          4.203          4.165          4.122          3.878          3.463
              100-15+          4.226          4.205          4.191          4.152          4.107          3.853          3.421
              100-16+          4.215          4.194          4.179          4.138          4.091          3.828          3.379
              100-17+          4.205          4.183          4.167          4.125          4.076          3.803          3.336
              100-18+          4.194          4.172          4.155          4.111          4.061          3.777          3.294
              100-19+          4.184          4.160          4.144          4.098          4.046          3.752          3.252
              100-20+          4.173          4.149          4.132          4.085          4.031          3.727          3.210
              100-21+          4.163          4.138          4.120          4.071          4.016          3.702          3.167
              100-22+          4.153          4.126          4.108          4.058          4.000          3.677          3.125
              100-23+          4.142          4.115          4.096          4.044          3.985          3.652          3.083
              100-24+          4.132          4.104          4.084          4.031          3.970          3.626          3.041
              100-25+          4.121          4.093          4.073          4.018          3.955          3.601          2.999
              100-26+          4.111          4.081          4.061          4.004          3.940          3.576          2.957
              100-27+          4.100          4.070          4.049          3.991          3.925          3.551          2.915
              100-28+          4.090          4.059          4.037          3.978          3.910          3.526          2.873

Spread @ Center Price            134            144            152            172            188            218            194
                  WAL           3.29           3.04           2.89           2.54           2.23           1.31           0.76
             Mod Durn           2.96           2.74           2.61           2.31           2.04           1.23           0.73
     Principal Window  10/03 - 08/08  10/03 - 08/08  10/03 - 08/08  10/03 - 08/08  10/03 - 08/08  10/03 - 01/08  10/03 - 03/06

*Assumes the earlier of 5% clean-up call and the weighted average reset in month 59

                         MARM 2003-4 Collateral Summary


--------------------- ------------------------------------------- --------------
        Pool             Group 1       Group 2        Group 3         Total:
--------------------- ------------------------------------------- --------------
   Total Balance       $83,788,568   $112,016,944   $193,726,159   $389,531,671
    Avg Balance           $364,298       $427,546       $396,168       $397,076
   WA Gross Rate            4.723%         4.708%         5.269%         4.990%
    WA Net Rate             4.473%         4.448%         4.976%         4.716%
      WA Roll                   35             59             59             54
  WA Gross Margin           2.262%         2.379%         2.388%         2.358%
 WA First Rate Cap          5.000%         5.289%         5.000%         5.083%
WA Periodic Rate Cap        1.000%         1.376%         1.254%         1.235%
    WA Max Rate            10.719%        10.052%        10.288%        10.313%
      WA FICO                  714            725            711            716
    WA Orig LTV             76.40%         71.07%         76.98%         75.16%
        CA %                67.83%         80.23%         71.40%         73.17%
      Prepay %               8.36%         31.23%          4.51%         13.02%
     Full Doc %             25.22%        100.00%          0.00%         34.18%
  Interest Only %           82.76%         85.13%         80.65%         82.40%
    WA Rem Term                359            359            359            359
--------------------- ------------------------------------------- --------------

                               UBS Investment Bank
                        Collateral Stratification Report

                                  MARM 2003-4

---------------------------------------------------------------------------------------------------------------------------
Current Balance                     # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
<= $322,700.00                             416       $ 88,838,968                   22.81      32.30      18.00      21.48
$322,700.01 - $450,000.00                  247         94,415,339                   24.24      23.47      24.39      24.48
$450,000.01 - $650,000.00                  221        119,204,271                   30.60      27.58      29.80      32.37
$650,000.01 - $850,000.00                   51         38,212,010                    9.81       6.18       3.89      14.80
$850,000.01 - $1,050,000.00                 35         33,236,082                    8.53       8.93      11.13       6.86
$1,050,000.01 - $1,250,000.00                3          3,404,000                    0.87       0.00       3.04       0.00
$1,250,000.01 - $1,450,000.00                5          6,771,000                    1.74       1.55       4.88       0.00
$1,450,000.01 - $1,650,000.00                1          1,500,000                    0.39       0.00       1.34       0.00
$1,850,000.01 - $2,050,000.00                2          3,950,000                    1.01       0.00       3.53       0.00
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Minimum: $60,000.00
Maximum: $2,000,000.00
Average: $397,076.12
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Current Rate                        # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
3.251% - 3.500%                              1       $    396,000                    0.10       0.00       0.35       0.00
3.501% - 3.750%                              4          2,691,244                    0.69       0.33       2.16       0.00
3.751% - 4.000%                             14          8,590,248                    2.21       3.32       5.19       0.00
4.001% - 4.250%                             39         24,297,026                    6.24       5.35      17.69       0.00
4.251% - 4.500%                            100         38,573,433                    9.90      18.58      14.65       3.40
4.501% - 4.750%                            159         58,882,213                   15.12      31.06      11.20      10.48
4.751% - 5.000%                            243         91,523,972                   23.50      28.07      21.77      22.51
5.001% - 5.250%                            204         74,169,425                   19.04      11.18      15.57      24.44
5.251% - 5.500%                            124         49,503,954                   12.71       2.12       7.87      20.09
5.501% - 5.750%                             36         13,454,302                    3.45       0.00       2.64       5.42
5.751% - 6.000%                             27         12,775,863                    3.28       0.00       0.31       6.42
6.001% - 6.250%                             13          5,649,801                    1.45       0.00       0.58       2.58
6.251% - 6.500%                             13          7,412,997                    1.90       0.00       0.00       3.83
6.501% - 6.750%                              4          1,611,193                    0.41       0.00       0.00       0.83
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Minimum: 3.350%
Maximum: 6.750%
Weighted Average: 4.990%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Index                               # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
6 MO LIBOR                                 909       $347,425,307                   89.19     100.00      68.15      96.68
1 YR CMT                                    65         38,025,863                    9.76       0.00      28.87       2.93
1 YR LIBOR                                   7          4,080,500                    1.05       0.00       2.97       0.39
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Sep 9, 2003 18:23                    Page 1 of 6

                               UBS Investment Bank
                        Collateral Stratification Report

                                  MARM 2003-4

---------------------------------------------------------------------------------------------------------------------------
Months to Roll                      # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
31                                           1       $    208,000                    0.05       0.25       0.00       0.00
33                                           5          1,758,092                    0.45       2.10       0.00       0.00
34                                          50         14,852,285                    3.81      17.73       0.00       0.00
35                                         174         66,970,190                   17.19      79.93       0.00       0.00
47                                           1            120,193                    0.03       0.00       0.00       0.06
53                                           1            568,000                    0.15       0.00       0.00       0.29
55                                           2            715,956                    0.18       0.00       0.00       0.37
56                                           3            904,000                    0.23       0.00       0.08       0.42
57                                          11          3,651,738                    0.94       0.00       1.75       0.87
58                                         207         82,372,371                   21.15       0.00      16.63      32.90
59                                         508        206,717,346                   53.07       0.00      73.45      64.24
60                                          18         10,693,500                    2.75       0.00       8.09       0.84
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Minimum: 31
Maximum: 60
Weighted Average: 54
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Gross Margin                        # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
2.001% - 2.250%                            789       $290,390,306                   74.55      97.77      59.78      73.05
2.251% - 2.500%                             42         32,344,100                    8.30       0.00      28.87       0.00
2.501% - 2.750%                            147         65,286,655                   16.76       1.86      11.35      26.33
2.751% - 3.000%                              1            309,610                    0.08       0.37       0.00       0.00
3.001% - 3.250%                              2          1,201,000                    0.31       0.00       0.00       0.62
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 3.250%
Weighted Average: 2.358%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
First Rate Cap                      # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
5.000%                                     939       $357,187,571                   91.70     100.00      71.13     100.00
6.000%                                      42         32,344,100                    8.30       0.00      28.87       0.00
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.083%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Sep 9, 2003 18:23                    Page 2 of 6

                               UBS Investment Bank
                        Collateral Stratification Report

                                  MARM 2003-4

---------------------------------------------------------------------------------------------------------------------------
Periodic Rate Cap                   # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
1.000%                                     809       $298,169,456                   76.55     100.00      62.36      74.60
2.000%                                     172         91,362,215                   23.45       0.00      37.64      25.40
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.235%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Maximum Rate                        # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
9.001% - 9.250%                              2       $    971,900                    0.25       0.00       0.87       0.00
9.251% - 9.500%                             42         14,622,683                    3.75       0.00       7.17       3.40
9.501% - 9.750%                             92         34,411,712                    8.83       0.33      12.35      10.48
9.751% - 10.000%                           184         74,017,884                   19.00       3.66      25.91      21.64
10.001% - 10.250%                          212         86,812,739                   22.29       5.35      32.40      23.77
10.251% - 10.500%                          176         71,301,956                   18.30      18.58      15.71      19.69
10.501% - 10.750%                          107         40,616,047                   10.43      31.06       3.66       5.42
10.751% - 11.000%                          100         38,872,199                    9.98      27.73       1.36       7.29
11.001% - 11.250%                           42         16,331,612                    4.19      11.18       0.58       3.26
11.251% - 11.500%                           20          9,961,745                    2.56       2.12       0.00       4.23
11.501% - 11.750%                            4          1,611,193                    0.41       0.00       0.00       0.83
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Minimum: 9.250%
Maximum: 11.750%
Weighted Average: 10.313%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FICO Scores                         # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
621 - 640                                   14       $  6,690,700                    1.72       0.54       4.33       0.72
641 - 660                                   55         22,366,876                    5.74       4.28       7.29       5.48
661 - 680                                  148         57,822,368                   14.84      12.52      10.34      18.45
681 - 700                                  180         72,434,025                   18.60      25.66      11.54      19.62
701 - 720                                  163         57,682,243                   14.81      12.53      11.39      17.77
721 - 740                                  161         60,865,902                   15.63      19.76      13.28      15.19
741 - 760                                  110         42,990,594                   11.04      15.75      12.40       8.21
761 - 780                                   86         37,300,674                    9.58       4.46      13.88       9.30
781 - 800                                   54         27,634,522                    7.09       4.01      13.48       4.74
801 - 820                                   10          3,743,767                    0.96       0.49       2.07       0.52
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 621
Maximum: 819
Weighted Average: 716
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Sep 9, 2003 18:23                    Page 3 of 6

                               UBS Investment Bank
                        Collateral Stratification Report

                                  MARM 2003-4

---------------------------------------------------------------------------------------------------------------------------
Loan To Value Ratio                 # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                   36       $ 16,759,123                    4.30       1.21      10.46       2.08
50.01% - 55.00%                              9          4,474,000                    1.15       0.23       2.41       0.81
55.01% - 60.00%                             19          9,954,515                    2.56       3.61       3.37       1.63
60.01% - 65.00%                             23         16,218,259                    4.16       5.67       6.38       2.23
65.01% - 70.00%                             46         24,132,311                    6.20       4.34       8.10       5.90
70.01% - 75.00%                             80         37,950,402                    9.74       7.90      12.47       8.96
75.01% - 80.00%                            750        274,342,376                   70.43      76.42      55.53      76.45
80.01% - 85.00%                              4          1,493,458                    0.38       0.26       0.00       0.66
85.01% - 90.00%                              9          2,979,174                    0.76       0.37       0.98       0.81
90.01% - 95.00%                              5          1,228,054                    0.32       0.00       0.30       0.46
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Minimum: 15.09
Maximum: 95.00
Weighted Average: 75.16
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Amortization                        # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
Interest Only                              782       $320,954,890                   82.40      82.76      85.13      80.65
Fully Amortizing                           199         68,576,781                   17.60      17.24      14.87      19.35
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Top 5 States                        # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
California                                 630       $285,039,099                   73.17      67.83      80.23      71.40
Colorado                                    48         13,554,323                    3.48       6.15       1.40       3.53
Washington                                  45         13,243,636                    3.40       4.06       3.05       3.32
Florida                                     32          9,935,186                    2.55       4.42       1.06       2.60
Arizona                                     35          8,363,187                    2.15       1.22       1.22       3.08
Other                                      191         59,396,240                   15.25      16.32      13.03      16.07
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Prepay Original Term                # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
0                                          868       $338,820,971                   86.98      91.64      68.77      95.49
36                                          90         31,008,700                    7.96       8.36      13.64       4.51
60                                          23         19,702,000                    5.06       0.00      17.59       0.00
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Sep 9, 2003 18:23                    Page 4 of 6

                               UBS Investment Bank
                        Collateral Stratification Report

                                  MARM 2003-4

---------------------------------------------------------------------------------------------------------------------------
Document Type                       # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
Reduced                                    648       $252,614,473                   64.85      74.78       0.00      98.05
Full                                       324        133,144,249                   34.18      25.22     100.00       0.00
Stated Doc                                   9          3,772,949                    0.97       0.00       0.00       1.95
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Loan Purpose                        # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
Purchase                                   458       $171,779,101                   44.10      43.93      32.94      50.62
Rate/Term Refinance                        295        120,451,050                   30.92      34.92      41.74      22.94
Cash Out Refinance                         228         97,301,520                   24.98      21.14      25.32      26.44
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Owner Occupancy Status              # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
Primary                                    908       $363,649,557                   93.36      96.72      88.52      94.69
Investor                                    57         17,214,637                    4.42       1.56       6.60       4.39
Secondary                                   16          8,667,477                    2.23       1.72       4.88       0.91
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Property Type                       # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
Single Family                              618       $249,140,894                   63.96      69.71      61.82      62.71
Planned Unit Development                   228         89,905,547                   23.08      20.83      22.39      24.45
Condominium                                112         38,813,107                    9.96       8.37      13.03       8.88
Two- to Four Family                         19         10,017,122                    2.57       1.08       1.66       3.74
Coop                                         3          1,225,000                    0.31       0.00       1.09       0.00
Manufactured Housing                         1            430,000                    0.11       0.00       0.00       0.22
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Sep 9, 2003 18:23                    Page 5 of 6

                               UBS Investment Bank
                        Collateral Stratification Report

                                  MARM 2003-4

---------------------------------------------------------------------------------------------------------------------------
Stated Remaining Term to Maturity   # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
347                                          1       $    120,193                    0.03       0.00       0.00       0.06
353                                          1            568,000                    0.15       0.00       0.00       0.29
355                                          3            923,956                    0.24       0.25       0.00       0.37
356                                          3            904,000                    0.23       0.00       0.08       0.42
357                                         16          5,409,830                    1.39       2.10       1.75       0.87
358                                        257         97,224,657                   24.96      17.73      16.63      32.90
359                                        682        273,687,536                   70.26      79.93      73.45      64.24
360                                         18         10,693,500                    2.75       0.00       8.09       0.84
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Minimum: 347
Maximum: 360
Weighted Average: 359
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Originator                          # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
Cendant Mortgage                            23       $  5,681,763                    1.46       0.00       0.00       2.93
Downey Savings                              24          9,992,540                    2.57       0.00       5.55       1.95
First Republic                              42         32,344,100                    8.30       0.00      28.87       0.00
Greenpoint Mortgage Corporation            885        337,432,767                   86.63     100.00      62.60      94.73
Platinum                                     7          4,080,500                    1.05       0.00       2.97       0.39
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Servicer                            # of Loans  Aggregate Balance  % of Aggregate Balance    Group 1    Group 2    Group 3
---------------------------------------------------------------------------------------------------------------------------
Alliance Mortgage                            7       $  4,080,500                    1.05       0.00       2.97       0.39
Cendant                                     23          5,681,763                    1.46       0.00       0.00       2.93
Downey                                      24          9,992,540                    2.57       0.00       5.55       1.95
First Republic                              42         32,344,100                    8.30       0.00      28.87       0.00
Greenpoint                                 785        288,176,916                   73.98     100.00      56.81      72.66
Wamu                                       100         49,255,852                   12.64       0.00       5.80      22.07
---------------------------------------------------------------------------------------------------------------------------
Total:                                     981       $389,531,671                  100.00     100.00     100.00     100.00
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Sep 9, 2003 18:23                    Page 6 of 6